UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): July 12, 2006
Input/Output, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12961 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)
12300 Parc Crest Drive
Stafford, Texas 77477
(Address of principal executive offices, including Zip Code)
(281) 933-3339
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Ernst & Young L.L.P.
Consent of PricewaterhouseCoopers LLP

Item 8.01. Other Events.
     The purpose of this filing is to file, as exhibits, the consents of the independent registered public accounting firms that have audited our consolidated financial statements as of and for the years ended December 31, 2005, 2004 and 2003. The consents permit the incorporation by reference into certain previously filed Registration Statements on Form S-8 and Form S-3 of our company, of those firms’ respective reports relating to the financial statements, financial statement schedule, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, all contained in the Annual Report on Form 10-K of Input/Output, Inc. for the year ended December 31, 2005.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2006	INPUT/OUTPUT, INC.

	By:	/s/ R. BRIAN HANSON

R. Brian Hanson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.